UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 3, 2007

Platinum Underwriters Holdings, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

The Belvedere Building, 69 Pitts Bay Road, Pembroke, Bermuda		HM 08
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-7195

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 3, 2007, Platinum Underwriters Holdings, Ltd. (the "Company") and its subsidiaries Platinum Underwriters Bermuda, Ltd., Platinum Underwriters Reinsurance, Inc. and Platinum Underwriters Finance, Inc. (together with the Company, the "Credit Parties") entered into a Second Amendment (the "Second Amendment") to the Amended and Restated Credit Agreement dated as of September 13, 2006 as amended by the First Amendment and Waiver dated as of April 24, 2007 (the "Credit Agreement") with Wachovia Bank, National Association, Citibank, N.A., HSBC Bank USA, National Association, Bayerische Hypo-Und Vereinsbank AG, ING BANK N.V., London Branch, and Comerica Bank as the Lenders, and Wachovia Bank, National Association, as Administrative Agent. The Second Amendment amends Sections 1.1 and 8.7 of the Credit Agreement to permit the payment of dividends and interest payments in respect of Hybrid Equity Securities and Preferred Securities (as such terms are defined in the Second Amendment) so long as at the time of and after giving effect to any such payment certain Defaults or Events of Default (as such terms are defined in the Credit Agreement) shall not have occurred and be continuing.

The foregoing description is qualified in its entirety by reference to the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Certain of the Lenders and their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services to the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 8.01 Other Events.

A form of Restricted Share Unit Award Agreement that may be used for awards granted under the Company's Amended and Restated Annual Incentive Plan is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Second Amendment to Amended and Restated Credit Agreement dated as of December 3, 2007 by and among the Company, certain subsidiaries of the Company, Wachovia Bank, National Association, Citibank, N.A., HSBC Bank USA, National Association, Bayerische Hypo-Und Vereinsbank AG, ING BANK N.V., London Branch, and Comerica Bank as the Lenders, and Wachovia Bank, National Association, as Administrative Agent.

Exhibit 10.2 Form of AIP Restricted Share Unit Award Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Platinum Underwriters Holdings, Ltd.

December 6, 2007	By:	/s/ Michael E. Lombardozzi

Name: Michael E. Lombardozzi
Title: Executive Vice President, General Counsel and Chief Administrative Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Credit Agreement dated as of December 3, 2007 by and among the Company, certain subsidiaries of the Company, Wachovia Bank, National Association, Citibank, N.A., HSBC Bank USA, National Association, Bayerische Hypo-Und Vereinsbank AG, ING BANK N.V., London Branch, and Comerica Bank as the Lenders, and Wachovia Bank, National Association, as Administrative Agent
10.2	Form of AIP Restrcited Share Unit Award Agreement